DIVESTITURES (Tables)	12 Months Ended
Dec. 31, 2015
FingerRockz
Summarized Selected Financial Information for Divested Business

The deconsolidation gain was as follows:

(In US$ thousand)	Amount
The fair value of consideration received and receivable, net of any transaction costs	$—
The carrying amount (credit balance) of FingerRockz at the date of deconsolidation	(37)

Gain on deconsolidation of FingerRockz	$37

Infocomm Asia Holdings Pte Ltd
Summarized Selected Financial Information for Divested Business

Considering the uncertainty as to the collectability of the remaining three installments, we had deferred the disposal gain of $211 thousand against the consideration installments receivable of $2,250 thousand as of December 31, 2012. The deferred gain was determined as follows:

(In US$ thousand)	Amount
The fair value of consideration received and receivable, net of any transaction costs, plus	$3,000
The fair value of the 20% retained noncontrolling investment in IAH at the date of deconsolidation	—

3,000

The carrying amount (credit balance) of IAHGames at the date of deconsolidation	(14,536)
Net receivables due to GigaMedia from IAHGames waived upon the closing of the sale	17,542

Other comprehensive income component of equity related to IAHGames at the date of the deconsolidation	(217)

2,789

Deferred gain on deconsolidation of IAHGames	$211

Shanghai JIDI Network Technology Co., Ltd.
Summarized Selected Financial Information for Divested Business

Summarized financial information for discontinued operations of JIDI and Shanghai JIDI are as follows:

(in US$ thousands)	2013
Revenue	$—

Loss from discontinued operations before tax	$(318)
Income tax expense	—

Loss from discontinued operations	$(318)